Exhibit 10(b)(4)
        Section 906 N-CSR Certification of Principal Executive Officer & Principal Financial Officer & General Counsel
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                                IDEX MUTUAL FUNDS
                     FOR THE PERIOD ENDING OCTOBER 31, 2003
                            FORM N-CSR CERTIFICATION

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of IDEX Mutual Funds (the "Trust") on Form N-CSR for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), each of the undersigned hereby certifies that, to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

         /s/ Brian C. Scott                                            Date: January 8, 2004
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         Brian C. Scott
         President and Chief Executive Officer

         /s/ Kim D. Day                                                Date: January 8, 2004
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         Kim D. Day
         Vice President, Treasurer and Principal Financial Officer

         /s/ John K. Carter                                            Date: January 8, 2004
         ------------------
         John K. Carter
         Senior Vice President, Secretary and General Counsel

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.